UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

AEVEX Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-43238	41-2460652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Stevens Ave. #150 Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4125

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AVEX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 8, 2026, AEVEX Corp., a Delaware corporation (the “Company”), completed the previously disclosed acquisition of Maritime Applied Physics, LLC, a District of Columbia limited liability company f/k/a Maritime Applied Physics Corporation, a District of Columbia corporation (the “Target”), pursuant to the Agreement and Plan of Reorganization, dated as of August 12, 2026 (the “Acquisition Agreement”), by and among the Company, High Tide Merger Sub 1, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, High Tide Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, the Target, Black Sea Technologies, LLC, a Delaware limited liability company and the former sole owner of the Target’s equity interests (the “Seller”), and Black Sea Holdco, Inc., a Delaware corporation (the transactions contemplated by the Acquisition Agreement, the “Transactions”).

The aggregate merger consideration paid by the Company at the closing of the Transactions was based on a total enterprise value of $600,000,000, subject to customary adjustments (the “Closing Merger Consideration”), and was paid to the Seller in the form of (a) 12,727,273 shares of Class A common stock of the Company, par value $0.0001 per share (the “Company Shares”), with an agreed value as of the closing equal to $350,000,000 (the “Deemed Stock Merger Consideration Amount”) and (b) an amount in cash equal to the Closing Merger Consideration less the Adjustment Escrow Amount (as defined below) less the Deemed Stock Merger Consideration Amount.

The Closing Merger Consideration is subject to a post-closing adjustment of up to $5,000,000 (the “Adjustment Escrow Amount”) based on net working capital, cash, indebtedness and transaction expenses, in each case, as of the applicable measurement time. The Adjustment Escrow Amount was deposited at closing with an escrow agent.

As previously disclosed, the Acquisition Agreement also provides the Seller with an opportunity to earn contingent consideration of $50,000,000 (the “Contingent Consideration”) payable to the Seller if, during the period commencing on the closing date and ending on December 31, 2027 (the “Contingent Consideration Period”), (i) the 30-trading-day volume weighted average price of the Company Shares equals or exceeds $28.00 per share during any 30 consecutive trading-day period occurring during the Contingent Consideration Period and (ii) the Target generates either (A) at least $24,750,000 in revenue and $8,910,000 in gross profit, in each case, from the production, sale and delivery of certain autonomous vessels known as “GARC” or “CHASER” under specified U.S. government contracts during the Contingent Consideration Period or (B) at least $26,630,000 in revenue and $9,570,000 in gross profit, in each case, from the production, sale and delivery of certain autonomous vessels known as “GARC”, “CHASER” or “COMET” under specified U.S. government contracts during the Contingent Consideration Period. If earned, the Contingent Consideration will be payable to the Seller in additional Company Shares based on a price per share equal to the 30-trading-day volume weighted average price of the Company Shares as of December 31, 2027, subject to the limitation that the cumulative number of Company Shares issued in the Transactions may not exceed 19.99% of the issued and outstanding shares of capital stock of the Company.

The foregoing description of the Acquisition Agreement and the Transactions is only a summary and does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Acquisition Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2026 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 8, 2026, the Company issued a press release announcing the closing of the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended , or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization, dated as of August 12, 2026, by and among AEVEX Corp., High Tide Merger Sub 1, Inc., High Tide Merger Sub 2, LLC, Maritime Applied Physics Corporation, Black Sea Technologies, LLC and Black Sea Holdco, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2026)

99.1	Press release, dated September 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Exhibits and schedules to the Acquisition Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted exhibits or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVEX Corp.

Date: September 8, 2026	By:	/s/ Roger Wells
	Name:	Roger Wells
	Title:	Chief Executive Officer